UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2026

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Westown Parkway, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTBA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting of Stockholders (the "Annual Meeting") was held on April 23, 2026. The record date for determination of stockholders entitled to vote at the Annual Meeting was February 13, 2026. There were 16,940,785 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 14,049,876 shares, or approximately 82.9 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The following proposals were voted on at the Annual Meeting:

Proposal 1 - Election of Directors

Eight directors were elected to serve for a one year term or until their successors are elected and qualified. The voting results to elect each director were as follows:

	For	Withheld	Broker Non-Votes
Lisa J. Elming	10,623,848	379,431	3,046,597
Steven K. Gaer	10,651,685	351,594	3,046,597
Douglas R. Gulling	10,918,882	84,397	3,046,597
Sean P. McMurray	10,650,623	352,656	3,046,597
David D. Nelson	10,919,163	84,116	3,046,597
Rosemary Parson	10,923,229	80,050	3,046,597
John K. Sorensen	10,925,257	78,022	3,046,597
Therese M. Vaughan	10,898,547	104,732	3,046,597

Proposal 2 - Approval, on a nonbinding basis, of the 2025 executive compensation disclosed in the Company's definitive proxy statement, which was filed with the Securities and Exchange Commission on March 3, 2026.

The voting results to approve the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of 2025 executive compensation	10,573,274	418,364	11,641	3,046,597

Proposal 3 - Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

The voting results to ratify the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of RSM US LLP	13,719,188	324,557	6,131	—

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

April 24, 2026	By:	/s/ Jane M. Funk
Name: Jane M. Funk
Title: Executive Vice President, Treasurer and Chief Financial Officer